EXHIBIT 99.1

        [LOGO]                                                          [LOGO]
      EQUITY ONE                                                         FBR
      ==========
a Popular, Inc. Company

                             Computaional Materials
                                Equity One 2004-3

                                   DISCLAIMER

The attached tables and other statistical analyses are intended for use by the addressee only. These materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. ("FBR") in reliance upon information furnished by the issuer of the securities and its affiliates. These materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing these materials which may or may not be reflected herein. As such, no assurance can be given as to the materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in these materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached materials. Furthermore, unless otherwise provided, these materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown herein due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing these materials. The principal amount and designation of any security described herein are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final Prospectus Supplement relating to the securities discussed in this communication for definitive terms.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                Equity One 2004-3


                              Loan with FICO < 550
                              --------------------


                                                      % of       WA        WA                WA       %     %         %
                                      Principal    Principal  Mortgage  Original     WA     DTI      1st  Single    Full  % Owner
Use of Proceeds           Count        Balance      Balance     Rate      CLTV      FICO   Ratio    Lien  Family     Doc Occupied
----------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance          114       13,792,805.85    77.83      7.594    75.83     536   39.78      100  89.27    97.71    98.50
Rate/Term Refinance         27        3,218,233.55    18.16      7.474    76.90     537   38.61      100  93.53    94.47   100.00
Purchase                     5          709,717.05     4.01      8.144    85.73     543   32.12      100  61.84    61.84    61.84
==================================================================================================================================
Total:                     146       17,720,756.45   100.00      7.594    76.42     536   39.26      100  88.95    95.69    97.30


                                                      % of       WA        WA                WA       %     %         %
                                      Principal    Principal  Mortgage  Original     WA     DTI      1st  Single    Full  % Owner
Documentation Type        Count        Balance      Balance     Rate      CLTV      FICO   Ratio    Lien  Family     Doc Occupied
----------------------------------------------------------------------------------------------------------------------------------
Full Doc                   142       16,956,558.88    95.69      7.553    76.07     536   39.45   100.00  90.05   100.00    98.78
Alt Doc                      3          586,182.46     3.31      8.676    86.79     543   31.53   100.00  53.79     0.00    53.79
Stated Income                1          178,015.11     1.00      7.990    75.00     546   46.00   100.00 100.00     0.00   100.00
==================================================================================================================================
Total:                     146       17,720,756.45   100.00      7.594    76.42     536   39.26   100.00  88.95    95.69    97.30


                                                      % of       WA        WA                WA       %     %         %
                                      Principal    Principal  Mortgage  Original     WA     DTI      1st  Single    Full  % Owner
Geographic Distribution   Count        Balance      Balance     Rate      CLTV      FICO   Ratio    Lien  Family     Doc Occupied
----------------------------------------------------------------------------------------------------------------------------------
Illinois                    19        2,696,747.20    15.22      7.732    76.69     535   39.60   100.00  80.02    86.74   100.00
California                  11        1,963,674.36    11.08      6.969    69.83     538   42.48   100.00  92.38   100.00   100.00
New York                    11        1,785,401.34    10.08      7.105    75.15     537   42.04   100.00  80.99   100.00   100.00
Michigan                    17        1,653,955.41     9.33      7.718    78.64     537   43.50   100.00  85.77   100.00    95.80
North Carolina               9        1,058,816.78     5.98      8.185    84.77     537   38.97   100.00 100.00   100.00   100.00
Florida                     10          977,932.77     5.52      7.657    81.18     536   35.77   100.00  92.76   100.00   100.00
Maryland                     7          897,319.50     5.06      7.741    78.47     537   35.03   100.00  78.86   100.00   100.00
Minnesota                    4          782,270.37     4.41      7.414    69.92     529   39.69   100.00 100.00   100.00   100.00
Pennsylvania                 9          721,267.01     4.07      7.857    72.63     538   36.28   100.00  95.57   100.00   100.00
Ohio                         8          639,618.83     3.61      7.716    73.41     533   39.57   100.00 100.00   100.00    86.46
Massachusetts                3          574,672.84     3.24      7.382    74.06     537   47.35   100.00 100.00   100.00   100.00
Connecticut                  4          554,014.75     3.13      6.921    68.94     545   27.94   100.00  87.71   100.00   100.00
Missouri                     5          544,178.47     3.07      7.812    82.81     537   32.23   100.00 100.00   100.00   100.00
Virginia                     4          407,500.79     2.30      7.402    73.03     536   47.17   100.00 100.00   100.00   100.00
New Jersey                   2          345,674.09     1.95      8.811    88.83     543   20.11   100.00  21.64    21.64    21.64
Indiana                      3          338,361.55     1.91      7.325    83.13     534   40.27   100.00 100.00   100.00   100.00
Wisconsin                    4          313,814.25     1.77      8.100    81.24     538   37.15   100.00 100.00   100.00    83.80
South Carolina               4          282,446.43     1.59      7.986    74.27     535   39.86   100.00 100.00   100.00   100.00
Georgia                      2          243,364.05     1.37      8.231    75.64     538   40.97   100.00 100.00   100.00   100.00
Nevada                       1          181,294.95     1.02      6.950    79.82     532   34.00   100.00 100.00   100.00   100.00
Arizona                      2          144,095.91     0.81      7.407    84.56     532   38.22   100.00  55.77   100.00   100.00
South Dakota                 1          135,637.25     0.77      9.250    80.00     547   49.95   100.00 100.00     0.00   100.00
Kentucky                     1          115,630.39     0.65      7.190    80.00     538   44.00   100.00 100.00   100.00   100.00
Utah                         1          112,195.64     0.63      8.880    84.46     528   21.16   100.00 100.00   100.00   100.00
Delaware                     1           74,720.73     0.42      6.390    50.00     538   32.00   100.00 100.00   100.00   100.00
Tennessee                    1           73,348.00     0.41      7.900    70.00     532   49.00   100.00 100.00   100.00   100.00
New Mexico                   1           62,879.60     0.35      8.290    76.55     544   37.00   100.00 100.00   100.00   100.00
Kansas                       1           39,923.19     0.23     10.740    80.00     536   28.00   100.00 100.00   100.00   100.00
==================================================================================================================================
Total:                     146       17,720,756.45   100.00      7.594    76.42     536   39.26   100.00  88.95    95.69    97.30

                               Equity One 2004-3

                        Loan with FICO < 550 (continued)
                        --------------------------------


Original CLTV (%)                                     % of       WA        WA                WA       %     %         %
                                      Principal    Principal  Mortgage  Original     WA     DTI      1st  Single    Full  % Owner
                          Count        Balance      Balance     Rate      CLTV      FICO   Ratio    Lien  Family     Doc Occupied
----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                1           49,711.61     0.28      6.250    18.66     529   25.00   100.00 100.00   100.00   100.00
25.01 - 30.00                1           59,820.20     0.34      7.500    30.00     530   30.00   100.00 100.00   100.00   100.00
35.01 - 40.00                1           55,840.69     0.32      9.770    38.89     544   26.00   100.00 100.00   100.00   100.00
45.01 - 50.00                6          539,746.13     3.05      7.678    48.91     537   32.17   100.00  68.36   100.00   100.00
50.01 - 55.00                3          277,277.30     1.56      7.285    53.47     540   23.16   100.00 100.00   100.00   100.00
55.01 - 60.00                5          460,742.04     2.60      8.068    57.08     541   34.96   100.00  67.51   100.00   100.00
60.01 - 65.00                5          724,171.66     4.09      6.648    63.20     535   35.58   100.00  72.72   100.00   100.00
65.01 - 70.00               15        1,972,743.70    11.13      7.278    68.48     536   46.34   100.00 100.00   100.00   100.00
70.01 - 75.00               17        1,999,598.47    11.28      7.720    73.61     537   39.73   100.00 100.00    82.11    93.13
75.01 - 80.00               46        6,081,622.19    34.32      7.545    79.00     535   41.53   100.00  95.28    97.77    98.86
80.01 - 85.00               38        4,386,481.10    24.75      7.599    84.31     536   37.26   100.00  79.89   100.00   100.00
85.01 - 90.00                4          550,443.03     3.11      8.707    86.87     544   39.35   100.00 100.00   100.00   100.00
90.01 - 95.00                1           67,030.48     0.38      8.410    90.72     548   44.00   100.00 100.00   100.00   100.00
95.01 - 100.00               3          495,527.85     2.80      8.481   100.00     538   28.34   100.00  45.34    45.34    45.34
==================================================================================================================================
Total:                     146       17,720,756.45   100.00      7.594    76.42     536   39.26   100.00  88.95    95.69    97.30


                               Equity One 2004-3

                                   Total Pool
                                   ----------

Debt-to-Income Ratio (%)                              % of       WA        WA                WA       %     %         %
                                      Principal    Principal  Mortgage  Original     WA     DTI      1st  Single    Full  % Owner
                          Count        Balance      Balance     Rate      CLTV      FICO   Ratio    Lien  Family     Doc Occupied
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 5.00                 59       12,465,812.04     1.93      7.569    70.76     679    1.81   100.00  15.31    84.88    16.89
5.01 - 10.00                21        3,386,232.49     0.52      7.240    84.34     638    7.83   100.00  88.18    34.24    89.73
10.01 - 15.00               41        5,605,654.67     0.87      7.023    81.12     643   12.87   100.00  84.04    30.39    80.63
15.01 - 20.00               97       11,695,845.33     1.81      6.791    78.54     647   18.22   100.00  89.18    74.62    94.43
20.01 - 25.00              210       27,208,057.23     4.21      6.655    80.82     644   22.83    99.49  89.46    80.08    93.09
25.01 - 30.00              332       46,120,069.16     7.14      6.705    82.00     646   28.11   100.00  86.96    78.04    92.79
30.01 - 35.00              513       72,975,311.18    11.29      6.721    83.28     644   32.94    99.60  89.98    76.61    97.02
35.01 - 40.00              642      101,563,717.98    15.71      6.745    83.13     645   37.84    99.85  86.17    73.17    95.53
40.01 - 45.00              821      132,301,630.87    20.47      6.663    84.49     647   42.93    99.58  89.37    73.41    97.07
45.01 - 50.00            1,081      177,548,483.66    27.47      6.742    85.21     644   47.98    99.70  87.79    78.15    96.03
50.01 - 55.00              306       54,257,706.26     8.39      6.699    86.31     639   52.33    99.54  85.73    91.26    95.76
55.01 - 60.00                3        1,218,730.32     0.19      5.209    78.63     662   55.89   100.00 100.00    54.02   100.00
==================================================================================================================================
Total:                   4,126      646,347,251.19   100.00      6.733    83.75     645   39.61    99.70  86.56    76.77    94.18